Exhibit 99-1

VGTel, Inc. dba 360 Entertainment & Productions Sees a Reduction in Excess of $375,000 in Accounts Payable in the Second Quarter of 2012 after Initial Review of Liabilities

Management to undertake full review of outstanding

obligations and sees potential for additional reductions in liabilities

NEW YORK, September 11, 2012 /PRNewswire/ -- VGTel, Inc. dba 360 Entertainment & Productions, Inc. (OTCQB: VGTL) (OTCBB: VGTL), following its recent entry into the rapidly growing digital raffles and sweepstakes gaming industry, reports it is reducing its outstanding liabilities in excess of $375,000 dollars in the second quarter of 2012 as management has begun an extensive review of accounts payable and other obligations of the Company. Management believes there will be additional reductions in overall liabilities including the elimination of certain aged payables and renegotiation of others which will help to strengthen its balance sheet in the coming quarters.

Company CEO Peter Shafran explained, “We’ve been diligently working to place our Company on more solid financial ground as we support the extensive development of our new business. We are currently reviewing, with our legal counsel, a number of items which we believe will lead to a reduction in liabilities. We are confident that through these measures and through our aggressive moves into the digital raffles and sweepstakes gaming industry in those venues and states where allowed by regulation, we will be able to achieve our growth targets and build a profitable future for our company and its stockholders."

About 360 Entertainment & Productions

360 Entertainment & Productions is devoted to creating a multi-platform media company offering products in the digital raffles and sweepstakes gaming industries. In addition, 360 Entertainment & Productions is seeking other opportunities in the rapidly growing digital gaming industry in those venues and states where allowed by regulation. Our business outlook is based on a strategy of growing and building business units through investments and acquisitions.

For further information www.360entertainmentandproductions.com

Safe Harbor Statement

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking information made on the company's behalf.  All statements, other than statements of historical facts, which address the company's expectations of sources of capital or which express the company's expectation for the future with respect to financial performance or operating strategies can be identified as forward-looking statements.  Such statements made by the company are based on knowledge of the environment in which it operates, but because of the possibility of unknown factors, as well as other factors beyond the control of the company, actual results may differ materially from the expectations expressed in the forward-looking statement.  An investment in our common stock involves a significant degree of risk.  You should not invest in our common stock unless you can afford to lose your entire investment.  You should consider carefully all risk factors and other information in our annual report and quarterly filings before deciding to invest in our common stock.  If any of the following risks and uncertainties develops into actual events, our business, financial condition or results of operations could be materially adversely affected and you could lose your entire investment in our company.

Forward Looking Statements:

This press release contains forward-looking statements that involve a number of risks and uncertainties, including statements regarding the outlook of the Company's business and results of operations. By nature, these risks and uncertainties could cause actual results to differ materially from those indicated. Generally speaking, any statements using terms such as "will," "expect," "anticipate," or "may," or which otherwise predict or address future results or events, are likely to contain forward-looking statements. It is important to note that actual results may differ materially from what is indicated in any forward-looking statement. Readers should consider any forward-looking statements in light of factors that could cause actual results to vary. These factors are described in the Company’s filings with the SEC, and readers should refer to those filings, including Risk Factors described in those filings, in connection with any forward-looking statements.  The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise

CONTACT:

Investor Contact:

Peter Shafran, CEO

VGTel, Inc. dba 360 Entertainment & Productions

Phone: (360) 8-360-ENT

petershafran@360entertainmentandproductions.com